ALLIANCE
NEW EUROPE
FUND

ANNUAL REPORT
JULY 31, 1995


LETTER TO SHAREHOLDERS                           ALLIANCE NEW EUROPE FUND, INC.
-------------------------------------------------------------------------------

August 31, 1995

Dear Shareholder:

We are pleased to provide you with an update of Alliance New Europe Fund's performance and investment activity for the annual reporting period ended July 31, 1995. For the twelve-month period, the following table compares your Fund's total returns with the overall European stock market, represented by the unmanaged Morgan Stanley Europe Index, and with the Lipper European Region Funds Average, which reflects performance of 41 funds. (Complete descriptions of these benchmarks appear on page 4.)


                             Twelve Months Ended July 31, 1995
                                    Total Return    Ending NAV
                                    ------------    ----------
  ALLIANCE NEW EUROPE FUND
    Class A                            +20.22%        $15.11
    Class B                            +19.42%        $14.71
    Class C                            +19.40%        $14.72
  MS EUROPE INDEX                      +19.24%
  LIPPER EUROPEAN REGION UNIVERSE      +13.79%


The Fund's total returns are based on the net asset values of each class of shares as of July 31; additional investment results appear on page 3.

After a poor start to the year, European markets rose strongly in the spring and early summer. Expressed in local currency terms, through the end of July equity markets in France, Germany and Italy had risen 5% and Scandinavia was up 15%. In the aggregate, European stock markets were up 18.7% factoring in the 10% fall in the U.S. dollar.

UPDATE ON EUROPEAN ECONOMIES
The macroeconomic outlook has been worse than expected for many European countries, especially the hard currency bloc: Germany, France, Belgium, Holland and Switzerland. Not only did the dollar collapse in early 1995, but the Italian, Swedish and Spanish currencies also fell 10% versus the deutschemark. This hurt the competitiveness and translated profits for many companies in Germany and France. Furthermore, the U.S. economy, an important export market, has slowed more than expected and the European economies have also shown lower-than-expected growth.

Despite high savings rates in Europe (12% versus the U.S.'s 5%), consumers have been reluctant to spend. Government spending has also been cut back and taxes have risen across the continent. These domestic factors coupled with currency strength and weaker export prospects to the Americas have been detrimental for Europe's expected economic growth in 1995; we expect that growth will be closer to 2.5% in 1995 versus the 3.5% expected at the beginning of the year.

There are positive signs, however: slower economic growth and low inflation have led to a strong interest rate rally in the longer maturity bonds and to short-term rate cuts by many central banks. This has propelled the equity markets forward as investors increased the multiple of earnings they were willing to pay for stocks.

As interest rates fell the panic selling of the Italian, Spanish and Swedish currencies subsided, and they have now recovered most of the ground they lost in the first quarter. Thus, the prospects for 1996 have improved for German capital goods producers.

With inflation subdued at 2% in much of Europe, we believe interest rates will be stable to lower for the next twelve months. A stable interest rate outlook coupled with pent-up demand for consumer durables gives us confidence that Europe will continue to grow in 1996 and 1997.

OUTLOOK FOR EQUITY MARKETS
Our outlook for European equities is reasonably bullish. After the sharp fall in 1994 and early 1995 many European stocks have attractive valuations versus comparable international investment opportunities. With economic growth proceeding at a non-inflationary pace and a stabilizing outlook for the dollar, earnings growth should be strong through 1997.

INVESTMENT ACTIVITY
Many French financial stocks are selling below book value because real interest rates in France have been among the highest of OECD (the Organization for Economic Cooperation and Development) members since 1989. Higher rates in France-a result of following


1



                                                 ALLIANCE NEW EUROPE FUND, INC.
-------------------------------------------------------------------------------
German interest rate policy despite a weaker economic backdrop-have created a poor environment for financials. However, the clouds are lifting; these companies should recover their intrinsic earnings power and stock prices could rise 40% from their current low levels. We particularly like some pure French property stocks, which are selling at around 50% of very depressed net asset values.

We also like some of the U.K. construction stocks. These should recover from a disappointing 1995 in 1996-97, as British incomes rise, tax cuts materialize and U.K. consumers gain more confidence. We have been buying Hepworth, Marley, Meyer and Rugby, all of which either produce or distribute light materials (such as pipes, drains and roof tiles) for the housing market. They are all trading at extremely lower valuations-approximating 8x our 1997 earnings per share estimates.

In Germany we have been finding value in companies such as KSB, Schmalbach and Varta, all of which are struggling now with the strong deutschemark. With continued cost cutting and a better currency situation in 1996, however, there is substantial earnings recovery potential for these companies. The stocks are very cheap, with price-to-sales and price-to-cash flow multiples at 50% discounts to their international competitors.

The Fund's core holdings still look very attractive: the Dutch insurer AMEV, valued at 8x earnings and with a 9% medium-term growth outlook; Astra, the Swedish pharmaceutical company, still growing at +20% and selling at 14.5x earnings; and BATs, with a growing global business, trading at 11x earnings and growing at 10%. We continue to find value in the hybrid chemical/pharmaceutical stock Bayer, selling at 4x cash flow and with a "demerged" value double the current price. On similar grounds we have added Ciba Geigy to your Fund's holdings.

Fifteen percent of the portfolio has been hedged back into dollars for most of 1995. Although this contributed negatively to performance (about 1%) through July, it began to pay off in August as the dollar strengthened. We believe the dollar will recover further and consequently will maintain our current hedging strategy.

Thank you for your continued interest and investment in Alliance New Europe Fund. We look forward to reporting its progress to you early in 1996.

Sincerely,

John D. Carifa
Chairman and President

Eric Perkins
Vice President


2



INVESTMENT RESULTS                               ALLIANCE NEW EUROPE FUND, INC.
-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN AS OF JULY 31, 1995


CLASS A SHARES
                                  WITHOUT         WITH
                               SALES CHARGE   SALES CHARGE
                               ------------   ------------
 . One Year                        +20.22%        +15.13%
 . Five Years                       +5.97          +5.06
 . Since Inception*                 +7.87          +6.99

CLASS B SHARES
                                  WITHOUT         WITH
                               SALES CHARGE   SALES CHARGE
                               ------------   ------------
 . One Year                        +19.42%        +15.42%
 . Since Inception*                +10.11         +10.11

CLASS C SHARES
 . One Year                        +19.40%
 . Since Inception*                +18.05


The average annual total returns reflect investment of dividends and/or capital gains distributions in additional shares-with and without the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); Class C shares are not subject to front-end or contingent deferred sales charges. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


*  Inception: 4/2/90, Class A; 3/5/91, Class B; 5/3/93, Class C.


3



                                                 ALLIANCE NEW EUROPE FUND, INC.
-------------------------------------------------------------------------------
ALLIANCE NEW EUROPE FUND
GROWTH OF A $10,000 INVESTMENT:
4/30/90 TO 7/31/95

$18,000
$16,000
$14,000
$12,000
$10,000
$8,000

4/30/90
7/31/95

MSCI EUROPE INDEX

NEW EUROPE FUND CLASS A: $14,520

LIPPER EUROPEAN REGION FUNDS AVERAGE

This chart illustrates the total value of an assumed investment in Alliance New Europe Fund Class A shares (since inception) after deducting the maximum 4.25% sales charge, and with dividends and capital gains reinvested. Performance for Class B and Class C shares will vary from the results shown above due to differences in expenses charged to those classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Morgan Stanley Capital International Europe Index measures the overall performance of stock markets in 14 European countries.

The Lipper European Region Funds Average reflects performance of 48 funds, 11 of which have existed for the full time period represented. These funds have generally similar investment objectives to Alliance New Europe Fund, though some funds included in the average may have somewhat different investment policies.

When comparing Alliance New Europe Fund to the index and average shown above, you should note that the Fund's performance reflects the maximum sales charge of 4.25% while no such charges are reflected in the performance of the index or average.

New Europe Fund
MSCI Europe Index
Lipper European Region Funds Average


4



TEN LARGEST HOLDINGS
JULY 31, 1995                                    ALLIANCE NEW EUROPE FUND, INC.
-------------------------------------------------------------------------------

COMPANY                                      U.S. VALUE   PERCENT OF NET ASSETS
-------------------------------------------------------------------------------
Fortis Amev N.V.                            $ 3,570,427            2.9%
B.A.T. Industries Plc.                        2,723,646            2.2
Bayer A.G.                                    2,694,234            2.2
Den Danske Bank International, S.A.           2,639,883            2.1
Royal Bank of Scotland Group Plc.             2,608,599            2.1
Veba A.G.                                     2,499,647            2.0
Deutsche Bank A.G.                            2,475,870            2.0
Wimpey (George) Plc.                          2,372,096            1.9
Vodafone Group Plc.                           2,246,313            1.8
Generale des Eaux                             2,175,435            1.8
                                            $26,006,150           21.0%


MAJOR PORTFOLIO CHANGES
SIX MONTHS ENDED JULY 31, 1995

                                                         SHARES
PURCHASES                               COUNTRY         BOUGHT  HOLDINGS 7/31/95
-------------------------------------------------------------------------------
Grand Metropolitan Plc.                United Kingdom  321,000   321,000
Henkel KGaA                            Germany           4,810     4,810
Ciba-Geigy A.G.                        Switzerland       2,610     2,610
Tate & Lyle Plc.                       United Kingdom  235,000   235,000
Internationale Nederlanden Groep N.V.  Netherlands      29,900    29,900
British Telecommunications Plc.        United Kingdom  228,000   228,000
Usinor Sacilor                         France           78,700    78,700
SEITA                                  France           54,100    54,100
W.H. Smith Group Plc.                  United Kingdom  237,000   237,000
Bergesen d.y. AS                       Norway           58,400    58,400


SALES                                 COUNTRY            SOLD  HOLDINGS 7/31/95
-------------------------------------------------------------------------------
Nokia Corp.                           Finland            7,400    30,700
Dixons Group Plc.                     United Kingdom   521,950   248,050
BASF A.G.                             Germany            9,000        -0-
Ver Ned Uitgevers                     Netherlands       17,000        -0-
D.S.M. N.V.                           Netherlands       20,000        -0-
Thorn-Emi Plc.                        United Kingdom    82,500    81,454
Papierwerke Waldhoff                  Germany            9,400        -0-
Argos Plc.                            United Kingdom   235,600    64,400
SKF International AB Ser. A           Sweeden           80,000        -0-
Telefonica de Espana                  Spain            120,000        -0-


5



INDUSTRY DIVERSIFICATION
JULY 31, 1995                                    ALLIANCE NEW EUROPE FUND, INC.
-------------------------------------------------------------------------------

                                                               PRECENTAGE OF
COMPANY                                    U.S. $ VALUE         NET ASSETS
----------------------------------------------------------------------------
Airlines                                    $ 2,911,934            2.3%
Banking                                      16,370,053           12.8
Basic Industry                                3,499,915            2.7
Capital Goods                                 5,879,603            4.6
Chemicals                                     5,176,574            4.0
Communications                                2,058,883            1.6
Consumer Manufacturing                       11,648,455            9.1
Consumer Services                             6,884,710            5.4
Consumer Staples                             19,400,542           15.1
Energy                                        3,582,936            2.8
Finance                                       6,709,333            5.2
Forest Products and Paper                     3,312,155            2.6
Healthcare                                    4,966,263            3.9
Insurance                                     7,467,751            5.8
Metals  and Mining                            1,424,234            1.1
Multi-Industry                                3,000,410            2.3
Printing and Publishing                       3,105,956            2.4
Retail                                        4,727,718            3.7
Transportation                                1,412,620            1.1
Utilities                                    10,297,884            8.0
Other                                           698,859            0.5
Total Investments                           124,536,788           97.0
Cash and  receivables, net of liabilities     3,904,603            3.0
Net Assets                                 $128,441,391          100.0%


6



PORTFOLIO OF INVESTMENTS
JULY 31, 1995                                    ALLIANCE NEW EUROPE FUND, INC.
-------------------------------------------------------------------------------

COMPANY                                          SHARES         VALUE
----------------------------------------------------------------------
COMMON STOCKS & OTHER INVESTMENTS-92.6%
BELGIUM-2.1%
Arbed, S.A.*(a)                                   6,170     $  949,948
Kredietbank N.V.(a)                               7,090      1,726,067
                                                             2,676,015

DENMARK-2.1%
Den Danske Bank International, S.A.              37,000      2,639,883

FINLAND-2.2%
Metsa-Serla Oy Ser.B                             33,500      1,559,073
Unitas Bank, Ltd.*                              385,090      1,185,577
                                                             2,744,650

FRANCE-18.8%
Assurances Generales de France(a)                69,300      2,162,777
Banque Nationale de Paris                        40,692      1,894,705
Bouygues, S.A.(a)                                13,800      1,716,955
Casino Guichard Perrachon                        24,651        668,646
CIE Financiere de Paribas, S.A.                  27,883      1,791,210
Credit Foncier de France                          8,300        817,436
Generale des Eaux                                18,350      2,175,435
Group Danone                                      8,896      1,570,782
Klepierre                                         2,480        311,671
Pechiney, S.A.                                   19,700      1,237,887
Salomon, S.A.                                     2,820      1,264,027
SEITA(a)                                         54,100      1,789,255
SIMCO                                             7,020        591,829
Societe Francaise d'Investissements
  Immobiliers et de Gestion                       9,700        605,251
Societe de Immeubles de France                    9,028        652,385
Total, S.A. Cl.B                                 28,095      1,706,555
Unibail                                          12,200      1,162,692
Union Immobiliere de France                       7,730        628,209
Usinor Sacilor*                                  78,700      1,424,234
                                                            24,171,941

GERMANY-10.0%
Bayer A.G.                                       10,000     $2,694,234
Deutsche Bank A.G.                               50,000      2,475,870
Glunz  A.G.*(a)                                   3,300        387,187
Lufthansa(a)                                      8,500      1,366,672
Klein, Schanz & Beck                              2,570        586,322
Sueddeutsche Zucker                               2,833      1,688,647
Veba A.G.                                        60,000      2,499,552
Volkswagen A.G.(a)                                3,560      1,162,321
                                                            12,860,805

ITALY-3.1%
La Rinascente S.p.A.                            297,000      1,703,741
Telecom Italia S.p.A.                           639,000      1,105,726
Telecom Italia Mobile S.p.A.*                   639,000        803,606
  Di Risp*                                      463,000        423,460
                                                             4,036,533

NETHERLANDS-7.1%
Beheersmaatschappij J. Amerika N.V. *(b)        160,000        620,169
Elsevier N.V.                                   110,000      1,406,999
Fortis Amev N.V                                  62,100      3,570,427
Heineken N.V.                                    11,050      1,752,477
Internationale Nederlanden Groep N.V.            29,900      1,734,547
                                                             9,084,619

NORWAY-2.1%
Bergesen d.y. AS                                 58,400      1,412,620
Christiania Bank OG Kreditkasse                 567,000      1,315,894
                                                             2,728,514

PORTUGAL-0.4%
Portucel Industrial, S.A.*                       59,500        459,768

SPAIN-5.9%
Banco Intercontinental Espanol                   18,100      1,640,879
Iberdrola, S.A.                                 135,000      1,111,253
Natra, S.A.                                      44,000        407,783
Repsol, S.A                                      55,400      1,876,381
Tabacalera, S.A. Ser. A                          35,200      1,473,954
Unidad Editorial, S.A. (b)                      549,920        661,211
Uralita, S.A.*                                   30,000        401,886
                                                             7,573,347


7


PORTFOLIO OF INVESTMENTS (CONTINUED)             ALLIANCE NEW EUROPE FUND, INC.
-------------------------------------------------------------------------------

COMPANY                                          SHARES         VALUE
----------------------------------------------------------------------
SWEDEN-4.5%
AB Astra
  Ser. A                                         52,400     $1,777,151
  Ser. B                                         51,500      1,713,740
Marieberg Tidings Ser. A                         51,500      1,037,746
Stora Kopparbergs Ser. B                         84,000      1,293,314
                                                             5,821,951

SWITZERLAND-5.2%
Brown Boveri & Compagnie, A.G. Cl. A              1,090      1,151,331
Ciba-Geigy A.G.(a)                                2,610      1,939,588
Electrowatt A.G.                                  2,300        656,002
Forbo Holding A.G.                                2,560      1,172,273
Nestle, S.A.(a)                                   1,720      1,761,270
                                                             6,680,464

UNITED KINGDOM-28.6%
Allied Radio Plc.*                            2,434,600        155,814
Argos Plc.                                       64,400        474,010
B.A.T. Industries Plc.                          324,843      2,723,646
Berkeley Group Plc.                              93,000        623,509
BOC Group Plc.                                   40,000        542,752
British Airways Plc.                            210,400      1,545,262
British Land Co. Plc                            152,000      1,031,229
British Telecommunications Plc.                 228,000      1,451,972
BTR Plc.                                        156,000        824,975
Dixons Group Plc.                               248,050      1,143,064
Forte Plc.                                      402,230      1,686,229
General Electric Plc.                           350,000      1,699,705
Grand Metropolitan Plc.(a)                      321,000      1,931,232
Hepworth Plc                                    229,000      1,077,262
Johnson, Matthey Plc.                           140,172      1,312,080
Marley Plc.                                     366,300        773,662
McBride Plc.*                                   125,000        418,025
Meyer International Plc.                         93,000        534,220
Mowlem (John) & Co. Plc.                        860,000      1,045,760
Royal Bank of Scotland Group Plc.               383,595     $2,608,599
Rugby Group Plc                                 338,400        644,347
SmithKline Beecham Cl.A                         161,058      1,475,372
Tate & Lyle Plc.(a)                             235,000      1,658,254
Thorn-Emi Plc.                                   81,454      1,799,913
Unilever Ord.(a)                                 76,000      1,556,571
Vodafone Group Plc.(a)                          586,168      2,246,313
W.H. Smith Group Plc.(a)                        237,000      1,406,903
Wimpey (George) Plc.                          1,278,000      2,372,093
                                                            36,762,773

OTHER-0.5%
Asesores Bursatiles Capital Fund N.V. *(b)          800        221,819
CLM Insurance Fund Plc.                         335,000        477,040
Touche Remnant Ecotec Environmental Fund*(b)      1,000             -0-
                                                               698,859
Total Common Stocks &Other Investments
  (cost $106,483,025)                                      118,940,122

PREFERRED STOCKS-4.4%
FINLAND-1.6%
Nokia Corp.                                      30,700      2,058,883

GERMANY-2.8%
Glunz A.G.                                        6,550        782,740
Henkel KGaA                                       4,810      1,978,727
Klein, Schanz & Beck                              4,220        776,316
                                                             3,537,783
Total Preferred Stocks
  (cost $4,568,824)                                          5,596,666

TOTAL INVESTMENTS-97.0%
  (cost $111,051,849)                                      124,536,788
Other assets less liabilities-3.0%                           3,904,603

NET ASSETS-100.0%                                         $128,441,391


*    Non-income producing.
(a) Securities with an aggregate market value of approximately $23,761,313, segregated to collateralize forward exchange currency contracts.
(b)  Illiquid security, valued at fair value (see Notes A & F).
     See notes to financial statements.


8



STATEMENT OF ASSETS AND LIABILITIES
JULY 31, 1995                                    ALLIANCE NEW EUROPE FUND, INC.
-------------------------------------------------------------------------------

ASSETS
  Investments in securities, at value (cost $111,051,849)         $124,536,788
  Cash, at value (cost $7,871,531)                                   7,886,468
  Receivable for investment securities sold                          2,866,063
  Dividends and interest receivable                                    744,011
  Receivable for capital stock sold                                    286,011
  Other assets                                                           1,395
  Total assets                                                     136,320,736

LIABILITIES
  Payable for investment securities purchased                        6,211,848
  Unrealized depreciation of forward exchange currency contracts     1,189,561
  Payable for capital stock redeemed                                   146,645
  Advisory fee payable                                                 113,015
  Distribution fee payable                                              55,667
  Accrued expenses and other payables                                  162,609
  Total liabilities                                                  7,879,345

NET ASSETS                                                        $128,441,391

COMPOSITION OF NET ASSETS
  Capital stock, at par                                                $85,772
  Additional paid-in capital                                       113,532,438
  Distributions in excess of net investment income                    (726,550)
  Accumulated net realized gain on investments and
    foreign currency transactions                                    3,234,721
  Net unrealized appreciation of investments and foreign
    currency denominated assets and liabilities                     12,315,010
                                                                  $128,441,391
CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share($86,112,359/5,699,528
    shares of capital stock issued and outstanding)                     $15.11
  Sales charge-4.25% of public offering price                              .67
  Maximum offering price                                                $15.78

  CLASS B SHARES
  Net asset value and offering price per share($34,526,770/2,347,634
    shares of capital stock issued and outstanding)                     $14.71

  CLASS C SHARES
  Net asset value, redemption and offering price per share($7,802,262/
    530,011 shares of capital stock issued and outstanding)             $14.72


See notes to financial statements.


9



STATEMENT OF OPERATIONS
YEAR ENDED JULY 31, 1995                         ALLIANCE NEW EUROPE FUND, INC.
-------------------------------------------------------------------------------

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld
    of ($728,062)                                      $2,955,352
  Interest                                                 58,455   $3,013,807

EXPENSES
  Advisory fee                                          1,315,618
  Distribution fee - Class A                              245,353
  Distribution fee - Class B                              315,895
  Distribution fee - Class C                               93,234
  Custodian                                               257,916
  Transfer agency                                         225,662
  Administrative                                          118,039
  Audit and legal                                         110,124
  Registration                                             50,023
  Directors' fees                                          38,463
  Printing                                                 10,808
  Amortization of organization expenses                     6,627
  Miscellaneous                                            58,752
  Total expenses                                                     2,846,514
  Net investment income                                                167,293

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY
  Net realized gain on investment transactions                      24,084,036
  Net realized loss on foreign currency transactions                  (579,413)
  Net change in unrealized appreciation (depreciation) of:
    Investments                                                       (777,241)
    Foreign currency denominated assets and liabilities               (774,280)
  Net gain on investments and foreign currency transactions         21,953,102

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $22,120,395


See notes to financial statements.


10



STATEMENT OF CHANGES IN NET ASSETS               ALLIANCE NEW EUROPE FUND, INC.
-------------------------------------------------------------------------------

                                         YEAR ENDED  MARCH 1,1994    YEAR ENDED
                                           JULY 31,        TO      FEBRUARY 28,
                                            1995     JULY 31,1994*       1994
                                        -----------  -------------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
  Net investment income                   $167,293       $867,043      $110,205
  Net realized gain on investments and
    foreign currency transactions       23,504,623      3,323,626    10,699,641
  Net change in unrealized appreciation
    (depreciation) of investments and
    foreign currency denominated assets
    and liabilities                     (1,551,521)    (2,957,074)   14,885,295
  Net increase in net assets
    from operations                     22,120,395      1,233,595    25,695,141

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A                               (563,832)            -0-           -0-
    Class B                               (232,044)            -0-           -0-
    Class C                                (73,698)            -0-           -0-

CAPITAL STOCK TRANSACTIONS
  Net increase (decrease)              (22,827,762)     6,798,452    15,273,783
  Total increase (decrease)             (1,576,941)     8,032,047    40,968,924

NET ASSETS
  Beginning of period                  130,018,332    121,986,285    81,017,361
  End of period                       $128,441,391   $130,018,332  $121,986,285


* The Fund changed its fiscal year end from February 28 to July 31. See notes to financial statements.


11



NOTES TO FINANCIAL STATEMENTS
JULY 31, 1995                                    ALLIANCE NEW EUROPE FUND, INC.
-------------------------------------------------------------------------------

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance New Europe Fund, Inc. (the "Fund"), which is a Maryland corporation, is registered under the Investment Company Act of 1940, as a non-diversified, open-end management investment company. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25%. Class B shares are sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are sold without an initial or contingent deferred sales charge. All three classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a United States or European stock exchange for which market quotations are readily available are valued at the last quoted sales price on that exchange on the day of valuation or, if no such closing price is available, at the last bid price quoted on such day. Other securities, including securities of issuers within Eastern European countries, for which market quotations are readily available are valued in a like manner. Readily marketable fixed income securities are valued on the basis of prices provided by a pricing service when such prices are believed by the Adviser to reflect the fair market value of such securities. Securities, including securities of issuers within Eastern European countries, and assets for which market quotations are not readily available, including investments that are subject to limitations as to their sale (restricted securities), are valued at fair value as determined in good faith by the Fund's Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data.

2. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net foreign exchange losses of 579,413 represent foreign exchange gains and losses from sales and maturities of debt securities, holding of foreign currencies, exchange gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes receivable recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation of investments and foreign currency denominated assets and liabilities.

3. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. INVESTMENT INCOME AND SECURITY TRANSACTIONS
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Security transactions are accounted for on the date securities are purchased or sold. Security gains and losses are determined on the identified cost basis. The Fund accretes discounts on short-term securities as adjustments to interest income.

5. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

6. RECLASSIFICATION OF COMPONENTS OF NET ASSETS
During the year, the Fund reclassified certain components of net assets. The reclassifications were the result of permanent book to tax differences in the classification of foreign currency transactions as well as the reclassification of net operating losses to additional paid-in capital. The reclassification resulted in a net decrease to distributions in excess of net investment income of $20,466, a net increase to accumulated net realized gain of $3,416,092, and a corresponding decrease to additional paid-in capital of $3,436,558. Net assets were not affected by the change.


12



                                                 ALLIANCE NEW EUROPE FUND, INC.
-------------------------------------------------------------------------------

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under an investment advisory agreement, the Fund pays its Adviser, Alliance Capital Management L.P., (the "Adviser"), a monthly fee equal to the annualized rate of 1.10% of the Fund's average daily net assets up to $100 million, .95% of the next $100 million of the Fund's average daily net assets and .80% of the Fund's average daily net assets over $200 million. The Adviser has agreed, under the terms of the advisory agreement, to reimburse the Fund to the extent that its aggregate expenses (exclusive of interest, taxes, brokerage, distribution fee, extraordinary expenses and certain other expenses) exceed the limits prescribed by any state in which the Fund's shares are qualified for sale. The Fund believes that the most restrictive expense ratio limitation currently imposed by any state is 2.5% of the first $30 million of the Fund's average daily net assets, 2% of the next $70 million of its average daily net assets and 1.5% of its average daily net assets in excess of $100 million. For the year ended July 31, 1995, no such reimbursement was required. Pursuant to the advisory agreement, the Fund paid $118,039 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended July 31, 1995.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $148,950 for the year ended July 31, 1995.

Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Fund's shares. The Distributor received front-end sales charges of $4,412 from the sale of Class A shares and $159,380 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B shares for the year ended July 31, 1995.

Brokerage commissions paid on securities transactions for the year ended July 31, 1995, amounted to $314,188, none of which was paid to brokers utilizing the services of the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corp. ("DLJ"), an affiliate of the Adviser, nor to DLJ directly.

NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .30 of 1% of the average daily net assets attributable to the Class A shares and 1% of the average daily net assets attributable to the Class B and Class C shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $1,630,288 and $298,375 for Class B and C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.


13



NOTES TO FINANCIAL STATEMENTS (CONTINUED)        ALLIANCE NEW EUROPE FUND, INC.
-------------------------------------------------------------------------------

NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments) aggregated $89,017,231 and $114,684,163, respectively, for the year ended July 31, 1995. There were no purchases or sales of U.S. Government and government agency obligations for the year ended July 31, 1995.

FORWARD EXCHANGE CURRENCY CONTRACTS
The Fund enters into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contract is included in net realized gain or loss from foreign currency transactions.

Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, as reflected in the following table, reflects the total exposure the Fund has in that particular currency contract.

At July 31, 1995, the Fund had outstanding forward exchange currency contracts to sell or purchase foreign currencies against the U.S. dollar as follows:

                               CONTRACT    VALUE ON    U.S. $     UNREALIZED
                                AMOUNT   ORIGINATION   CURRENT    APPRECIATION
                                 (000)       DATE      VALUE     (DEPRECIATION)
                               -------  ------------ ----------  --------------
FOREIGN CURRENCY SELL CONTRACTS
Belgian Francs,
  expiring, 9/29/95             88,350   $3,113,382  $3,106,474         $6,908
British Pounds,
  expiring, 8/31/95-9/29/95      5,400    8,488,595   8,608,235       (119,640)
Deutsch Marks,
  expiring, 8/31/95             12,000    8,307,373   8,665,776       (358,403)
French Francs,
  expiring, 8/31/95             43,600    8,515,625   9,105,206       (589,581)
Swiss Francs,
  expiring, 8/31/95              4,300    3,577,669   3,744,320       (166,651)

FOREIGN CURRENCY BUY CONTRACTS
Belgian Francs,
  expiring, 9/29/95             18,460      644,216     649,072          4,856
Deutsch Marks,
  expiring, 5/31/95              9,400    6,790,388   6,788,191         (2,197)
French Francs,
  expiring, 8/31/95             14,500    2,992,961   3,028,108         35,147
                                                                   ------------
                                                                   $(1,189,561)


At July 31, 1995, the cost of investments for federal income tax purposes was $111,068,729. Accordingly, gross unrealized appreciation of investments was $18,889,494 and gross unrealized depreciation of investments was $5,421,435, resulting in net unrealized appreciation of $13,468,059.


14



                                                 ALLIANCE NEW EUROPE FUND, INC.
-------------------------------------------------------------------------------

NOTE E: CAPITAL STOCK
There are 150,000,000 shares of $0.01 par value capital stock authorized, divided into three classes, designated Class A, Class B and Class C shares. Each class consists of 50,000,000 authorized shares. Transactions in shares of beneficial interest were as follows:

                                                    SHARES                                  AMOUNT
                                  ---------------------------------------  ------------------------------------------
                                                MARCH 1,1994                              MARCH 1,1994
                                   YEAR ENDED         TO      YEAR ENDED      YEAR ENDED        TO       YEAR ENDED
                                     JULY 31,      JULY 31,   FEBRUARY 28,      JULY 31,      JULY 31,   FEBRUARY 28,
                                       1995         1994**         1994           1995         1994**         1994
                                  -----------  ------------  ------------  -------------  ------------  -------------
CLASS A
Shares sold                          669,629       517,252       879,648   $  9,073,455   $ 6,429,110   $ 10,443,134
Shares issued in reinvestment
  of dividends                        22,756            -0-           -0-       286,723            -0-            -0-
Shares redeemed                   (1,846,522)     (878,169)   (2,124,678)   (24,604,898)  (10,892,506)   (24,035,622)
Net decrease                      (1,154,137)     (360,917)   (1,245,030)  $(15,244,720)  $(4,463,396)  $(13,592,488)

CLASS B
Shares sold                        1,138,036     1,101,690     1,548,578   $ 14,986,892   $13,448,314   $ 18,780,304
Shares issued in reinvestment
  of dividends                         9,139            -0-           -0-       112,591            -0-            -0-
Shares redeemed                   (1,330,104)     (253,987)      (52,387)   (17,132,367)   (3,084,233)      (619,983)
Net increase (decrease)             (182,929)      847,703     1,496,191   $ (2,032,884)  $10,364,081   $ 18,160,321


                                                    SHARES                                   AMOUNT
                                  ---------------------------------------  ------------------------------------------
                                                MARCH 1,1994   MAY 3,1993*                MARCH 1,1994    MAY 3,1993*
                                   YEAR ENDED         TO           TO        YEAR ENDED        TO             TO
                                     JULY 31,      JULY 31,   FEBRUARY 28,     JULY 31,      JULY 31,    FEBRUARY 28,
                                       1995         1994**         1994          1995         1994**         1994
                                  -----------  ------------  ------------  -------------  ------------  -------------
CLASS C
Shares sold                        1,012,937       415,283       995,271    $13,356,791   $ 5,073,751    $12,060,048
Shares issued in reinvestment
  of dividends                         1,254            -0-           -0-        15,462            -0-            -0-
Shares redeemed                   (1,440,571)     (342,118)     (112,045)   (18,922,411)   (4,175,984)    (1,354,098)
Net increase (decrease)             (426,380)       73,165       883,226    $(5,550,158)  $   897,767    $10,705,950


NOTE F: ILLIQUID SECURITIES

                                                 DATE
SECURITY                                       ACQUIRED     U.S. $ COST
--------                                       --------     -----------
Asesores Bursatiles Capital Fund N.V.          10/29/90       $356,924
Beheersmaatschappij J. Amerika N.V.             3/19/91        512,088
Touche Remnant Ecotec Environmental Fund        6/28/90        246,914
Unidad Editorial, S.A.                         10/01/92        699,170


The securities shown above are illiquid and have been valued at fair value in accordance with procedures described in Note A. The value of these securities at July 31, 1995 was $1,503,199 representing 1.2% of net assets.


*   Commencement of distribution.
**  The Fund changed its fiscal year end from February 28 to July 31.


15



FINANCIAL HIGHLIGHTS                             ALLIANCE NEW EUROPE FUND, INC.
-------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                    CLASS A
                                            ---------------------------------------------------------------------
                                                       MARCH 1,1994                               APRIL 2,1990(A)
                                            YEAR ENDED     TO          YEAR ENDED FEBRUARY 28,          TO
                                              JULY 31,  JULY 31,   ------------------------------   FEBRUARY 28,
                                                1995      1994*        1994      1993       1992       1991
                                            ---------  -----------  --------  --------  ---------  --------------
Net asset value, beginning of period          $12.66    $12.53       $ 9.37     $9.81      $9.76     $11.11(d)

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                     .04       .09          .02(c)    .04        .02(c)     .26
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                  2.50       .04         3.14      (.33)       .05       (.91)
Net increase (decrease) in net asset
  value from operations                         2.54       .13         3.16      (.29)       .07       (.65)

LESS: DISTRIBUTIONS
Dividends from net investment income            (.09)       -0-          -0-     (.15)      (.02)      (.26)
Distributions from net realized gains
  on investments and foreign currency
  transactions                                    -0-       -0-          -0-       -0-        -0-      (.44)
Total dividends and distributions               (.09)       -0-          -0-     (.15)      (.02)      (.70)
Net asset value, end of period                $15.11    $12.66       $12.53     $9.37      $9.81     $ 9.76

TOTAL RETURN
Total investment return based on
  net asset value (e)                          20.22%     1.04%       33.73%    (2.82)%      .74%     (5.63)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $86,112   $86,739      $90,372   $79,285   $108,510   $188,016
Ratio of expenses to average net assets         2.09%     2.06%(f)     2.30%     2.25%      2.24%      1.52%(f)
Ratio of net investment income (loss)
  to average net assets                          .37%     1.85%(f)      .17%      .47%       .16%      2.71%(f)
Portfolio turnover rate                           74%       35%          94%      125%        34%        48%


See footnote summary on page 18.


16



                                                 ALLIANCE NEW EUROPE FUND, INC.
-------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                      CLASS B
                                             --------------------------------------------------------
                                                                                          MARCH 5,
                                                       MARCH 1,1994                       1991 (B)
                                             YEAR ENDED     TO     YEAR ENDED FEBRUARY 28,   TO
                                              JULY 31,   JULY 31,  ---------------------  FEBRUARY 29,
                                                1995       1994*        1994       1993      1992
                                             --------  ------------  -----------  -------  ------------
Net asset value, beginning of period          $12.41     $12.32        $9.28      $9.74     $9.84

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                    (.05)       .07         (.05)(c)   (.02)     (.04)(c)
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                  2.44        .02         3.09       (.33)     (.04)
Net increase (decrease) in net asset
  value from operations                         2.39        .09         3.04       (.35)     (.08)

LESS: DISTRIBUTIONS
Dividends from net investment income            (.09)        -0-          -0-      (.11)     (.02)
Net asset value, end of period                $14.71     $12.41       $12.32      $9.28     $9.74

TOTAL RETURN
Total investment return based on
  net asset value (e)                          19.42%      .73%       32.76%     (3.49)%     .03%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $34,527    $31,404      $20,729     $1,732    $1,423
Ratio of expenses to average net assets         2.79%      2.76%(f)     3.02%      3.00%     3.02%(f)
Ratio of net investment income (loss)
  to average net assets                         (.33)%     1.15%(f)     (.52)%     (.50)%    (.71)%(f)
Portfolio turnover rate                           74%        35%          94%       125%       34%


See footnote summary on page 18.


17



FINANCIAL HIGHLIGHTS (CONTINUED)                 ALLIANCE NEW EUROPE FUND, INC.
-------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD


                                                       CLASS C
                                           ------------------------------------
                                                                     MAY 3,
                                                     MARCH 1,1994    1993(B)
                                           YEAR ENDED     TO           TO
                                             JULY 31,   JULY 31,   FEBRUARY 28,
                                               1995      1994*        1994
                                           ---------  -----------  ------------
Net asset value, beginning of period         $12.42    $12.33       $10.21

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                   (.07)      .06         (.04)(c)
Net realized and unrealized gain
  on investments and foreign currency
  transactions                                 2.46       .03         2.16
Net increase in net asset
  value from operations                        2.39       .09         2.12

LESS: DISTRIBUTIONS
Dividends from net investment income           (.09)       -0-          -0-
Net asset value, end of period               $14.72    $12.42       $12.33

TOTAL RETURN
Total investment return based on
  net asset value (e)                         19.40%      .73%       20.77%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $7,802   $11,875      $10,886
Ratio of expenses to average net assets        2.78%     2.76%(f)     3.00%(f)
Ratio of net investment income (loss)
to average net assets                          (.33)%    1.15%(f)     (.52)%(f)
Portfolio turnover rate                          74%       35%          94%


*    The Fund changed its year end from February 28 to July 31.

(a)  Commencement of operations.

(b)  Commencement of distribuiton.

(c)  Based on average shares outstanding.

(d)  Net of offering costs of $.05.

(e) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return for a period of less than one year is not annualized.

(f)  Annualized.


18



REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                             ALLIANCE NEW EUROPE FUND, INC.
-------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS ALLIANCE NEW EUROPE FUND, INC.

We have audited the accompanying statement of assets and liabilities of Alliance New Europe Fund, Inc. (The "Fund"), including the portfolio of investments, as of July 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended, for the period from March 1, 1994 to July 31, 1994, and for the year ended February 28, 1994, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted audited standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance New Europe Fund, Inc. at July 31, 1995, the results of its operations for the year then ended, the changes in its net assets for the year then ended, for the period from March 1, 1994 to July 31, 1994, and for the year ended February 28, 1994, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.

New York, New York
September 22, 1995


FOREIGN TAX CREDIT (UNAUDITED)
The Fund has elected to give the benefit to its shareholders of foreign taxes that have been paid and/or withheld. For the year ended July 31, 1995, this benefit amounted to 728,062. Although the Fund has made the election required to make this credit available, the amount of allowable tax credit is subject to limitations under the Internal Revenue Code.

A notification reflecting the per share amount to be used by taxpayers on their federal income tax return was mailed to shareholders in January 1995.


19



                                                 ALLIANCE NEW EUROPE FUND, INC.
-------------------------------------------------------------------------------

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
DAVID H. DIEVLER
JOHN H. DOBKIN
W.H. HENDERSON
STIG HOST
RICHARD M. LILLY
ALAN STOGA
JOHN C. WEST
ROBERT C. WHITE

OFFICERS
ROLF BANZ, SENIOR VICE PRESIDENT
THOMAS J. BARDONG, VICE PRESIDENT
NICHOLAS CROSSLAND, VICE PRESIDENT
ERIC PERKINS, VICE PRESIDENT
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
EDMUND P. BERGAN, JR., SECRECTARY
PATRICK J. FARRELL, CONTROLLER

CUSTODIAN AND ADMINISTRATOR
THE BANK OF NEW YORK
48 Wall Street
New York, NY 10286

PRINCIPAL UNDERWRITER
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free 1-(800) 221-5672


20



ALLIANCE NEW EUROPE FUND, INC.
1345 Avenue of the Americas
New York, NY  10105
(800) 221-5672

ALLIANCECAPITAL
MUTUAL FUNDS WITHOUT THE MYSTERY.SM

THIS REPORT IS DISTRIBUTED SOLELY TO SHAREHOLDERS OF THE FUND
AND IS NOT TO BE USED AS SALES LITERATURE.

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

EURAR